Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

NOTE 7. COMMITMENTS AND CONTINGENCIES

A. CPRIT

In June 2016, Salarius was approved for a $18.7 million grant from the Cancer Prevention and Research Institute of Texas, or CPRIT. The CPRIT Grant is expected to support Salarius’ research and development efforts. The CPRIT Grant is effective as of June 1, 2016 and terminates on May 31, 2019. After the termination date, Salarius is not permitted to retain any unused grant award proceeds without CPRIT’s approval, but royalty and other obligations, including its obligation to repay the disbursed grant proceeds under certain circumstances, survive the termination of the agreement, with extensions available. If Salarius abandons patent applications or patents covering project results in certain major market countries, CPRIT can, at its own cost, take over the prosecution and maintenance of such patents and is granted a non-exclusive, irrevocable, royalty-free, perpetual license with right to sublicense in such country. Salarius is required to use diligent and commercially reasonable efforts to commercialize at least one commercial product or service or otherwise bring to practical application the project results. If CPRIT notifies Salarius of a failure with respect to the foregoing, and such failure is not owing to material safety concerns, then, at CPRIT’s option, the applicable project results would be transferred to CPRIT and CPRIT would be granted a non-exclusive license to any other intellectual property that is owned by Salarius and necessary for the exploitation and CPRIT, at its own cost, can commercialize products or services that are based upon, utilize, are developed from or materially incorporate project results. CPRIT’s option is subject to Salarius’ ability to cure any failures identified by CPRIT within 60 days and a requirement to negotiate in good faith with respect to an alternative commercialization strategy for a period of 180 days.

The CPRIT Grant is subject to funding conditions including a matching funds requirement where Salarius will match 50% of funding from the CPRIT Grant. Consequently, Salarius is required to raise $9.3 million in matching funds over the three-year project. As of December 31, 2018 and 2017, Salarius had provided approximately $4.2 million and $1.6 million, respectively, in matching funding. As of December 31, 2018 and 2017, Salarius had $5.1 million and $7.7 million, respectively, remaining to provide over the remaining life of the CPRIT Grant. During December 31, 2018 and 2017, Salarius received $9.6 million and $2.6 million, respectively, from the CPRIT Grant.

The CPRIT Grant, as is customary for all CPRIT awards, contains a requirement that Salarius pay CPRIT a tiered royalty equal to a low- to mid-single digit percentage of revenue. Such royalty is reduced to less than 1% for as long as Salarius maintains government exclusivity after CPRIT has been repaid a certain percentage of the total CPRIT balances funded and had met its matching funds requirement in full. Therapeutics agents, such as Seclidemstat, in development for oncology for Phase 1/2 typically have a low probability of being commercialized.

Therefore, it is unlikely Salarius will pay royalties to CPRIT. Based upon the probability of meeting the requirements of revenue sharing payments, no corresponding liabilities for royalties have been recorded at this time. This treatment is consistent with FASB guidance related to contingent consideration liabilities.

B. Litigation

Salarius is not a party to any litigation and does not have contingency reserves established for any litigation liabilities as of December 31, 2018 and December 31, 2017.